Exhibit 10.46

FIRST AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into on September 28, 2009 by and among Ecotality, Inc., a Nevada corporation (the “Company”), Enable Growth Partners LP (“Enable”), BridgePointe Master Fund Ltd. (“BridgePointe”), and Shenzhen Goch Investment Ltd. (“SGI” and, together with Enable and BridgePointe, the “Purchasers”).  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the July 2009 RRA (as defined below).

Recitals

WHEREAS, the Company and the Purchasers entered into that certain Registration Rights Agreement, dated as of July 2, 2009 (the “July RRA”); and

WHEREAS, the Company and the Purchasers now desire that certain terms of the July 2009 RRA be modified and are entering into this Agreement to document their agreement regarding such modifications.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

A.           Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Agreement.

B.	Amendments to July 2009 RRA. The parties hereby amend the July 2009 RRA as set forth below:

1.            Definition of “Effectiveness Date”.  The Definition of the term “Effectiveness Date” contained in Section 1 of the July 2009 RRA is hereby deleted and replaced in its entirety with the following:

““Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, February 1, 2010 (or, in the event of a “full review” by the Commission, March 1, 2010) and with respect any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.”

2.            Definition of “Filing Date”.  The Definition of the term “Filing Date” contained in Section 1 of the July 2009 RRA is hereby deleted and replaced in its entirety with the following:

““Filing Date” means, with respect to the Initial Registration Statement required hereunder, November 2, 2009 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”

3.            No Further Amendments.  Except as set forth above, the July 2009 RRA shall remain in full force and effect in accordance with its terms.

4.            Counterparts.  This Agreement may be executed in counterparts and delivered by facsimile and all so executed and delivered shall constitute a single original.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Purchasers have duly executed this Agreement as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By:	/s/ Jonathan Read
Name:	Jonathan Read
Title:	CEO

BRIDGEPOINTE MASTER FUND LTD.

By:	/s/ Eric S. Swartz
Name:	Eric S. Swartz
Title:	Director

ENABLE GROWTH PARTNERS LP

By:	/s/ Brendan O’ Neil
Name:	Brendan O’ Neil
Title:	President and CIO

SHENZHEN GOCH INVESTMENT LTD.

By:	/s/ Daryl Magana
Name:	Daryl Magana
Title:	Authorized Representative